UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
SECURITIES EXCHANGE ACT OF 1934

☒  Filed by the Registrant        ☐  Filed by a Party other than the Registrant

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☐ Preliminary Information Statement
☒ Definitive Information Statement Only
☐ Confidential, for Use of the Commission (as permitted by Rule 14c)

MAZZAL HOLDING CORP.
(Name of Registrant as Specified In Its Charter)

_______________________________________
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(1)  Title of each class of securities to which transaction applies:
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3)  Filing Party: ____________________________
4)  Date Filed:  ____________________________

MAZZAL HOLDING CORP.
6102 SOUTH MACDILL AVENUE
SUITE G
TAMPA FL 33611

NOTICE OF ACTION BY WRITTEN CONSENT OF STOCKHOLDERS

TO THE STOCKHOLDERS OF MAZZAL HOLDING CORP.:

NOTICE IS HEREBY GIVEN that, on May 13, 2016, the holders of 103,998,335 shares of the outstanding common stock of Mazzal Holding Corp., a Nevada corporation (the “Company”), equal to approximately 57.76% of the total issued and outstanding shares of the Company’s common stock,  have approved the following action without a meeting of stockholders in accordance with Nevada Revised Statutes:

·	An amendment to the Company’s Articles of Incorporation (as amended to date) to change the name of the Company to Znergy, Inc.

The amendments listed above will become effective approximately 20 days after the accompanying Information Statement has been distributed to the stockholders of the Company.

WE ARE NOT ASKING FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The accompanying Information Statement is being provided to you for informational purposes only to comply with requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and constitutes the notice of corporate action without a meeting by less than unanimous consent of the Company’s stockholders required by the Nevada Revised Statutes. You are urged to read the Information Statement carefully in its entirety. However, no action is required on your part in connection with the Amendments described herein as no meeting of the Company’s stockholders will be held or proxies or consents solicited from the Company’s stockholders in connection with these matters because the requisite approval of the Amendments described herein has been secured by means of the written consent of the holders of a majority of the outstanding shares of common stock of the Company.

By Order of the Board of Directors,

/s/ Christopher Floyd

Christopher J. Floyd
CEO

May 31, 2016

MAZZAL HOLDING CORP.
6102 SOUTH MACDILL AVENUE
SUITE G
TAMPA FL 33611

INFORMATION STATEMENT

May 31, 2016

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’
MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

INTRODUCTION

This Information Statement is being furnished to stockholders of Mazzal Holding Corp., a Nevada corporation (“Mazzal,” the “Company,” “we” or “us”), in connection with the corporate actions and amendments to our Articles of Incorporation described herein, which were previously approved by the board of directors of the Company (the “Board of Directors”) and subsequently adopted by the written consent of the holders having the power to vote more than a majority of our outstanding shares of common stock pursuant to Title 78 of the Nevada Revised Statutes (“NRS”), in lieu of a special meeting of stockholders.

This Information Statement is first being sent on or about June 1, 2016, to the Company’s stockholders.

Four shareholders, owning 103,998,335 shares of the Company’s outstanding common stock, representing approximately 57.76% of the outstanding stock, executed and delivered to us on or about May 13, 2016 (the “Consent Record Date”), a written consent approving and authorizing the amendment to the Company’s Articles of Incorporation, as amended to date (the “Amendment”) and, consistent with the requirements of Rule 14c-2 promulgated under the Exchange Act, the Amendment will take effect 20 days following the mailing of this Information Statement to the stockholders of the Company or such later date as may be specified by our board of directors.

This Information Statement is being provided to all stockholders of record who were entitled to give an authorization or a written consent in regard to the amendments discussed herein on the Consent Record Date. A complete summary of the corporate actions taken is set forth herein.

Stockholders will not be entitled to any rights of appraisal under Nevada law or otherwise with respect to the approval and implementation of the amendments discussed herein.

     WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

REQUIRED VOTE; OUTSTANDING SHARES AND VOTING RIGHTS

Outstanding Securities

As of the Consent Record Date, we had 180,050,000 shares of common stock, par value $0.0001 per share (the “Common Stock”) issued and outstanding, constituting the Company’s only outstanding class of securities entitled to vote on the authorized amendment. Each share of Common Stock outstanding on the Consent Record Date entitled the record holder to cast one vote with respect to the matter to be voted upon.  The Company’s Articles of Incorporation, as amended to date (“Articles of Incorporation”), do not provide for cumulative voting.

The following action is being undertaken in this filing:

·	To approve an amendment to the Company’s Articles of Incorporation to change the name of the Company to Znergy, Inc.

The action is referred to herein as the “Amendment.”

Action by Written Consent

Under the Nevada Revised Statutes, unless otherwise provided in the articles of incorporation or bylaws, any action that may be taken at an annual or special meeting of stockholders also can be taken without such meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Our Articles of Incorporation and Bylaws, each as amended to date, do not limit, prohibit, restrict, or otherwise qualify the use of this procedure. Further, Article II, Section 2.11, of our Bylaws specifically permits actions to be taken by written consent in lieu of a meeting.

Further, unless the laws, the articles of incorporation, or bylaws of a corporation requires a greater number of votes, matters submitted to stockholders generally require the approval of a majority of the shares at a meeting when a quorum is present. The laws require the approval of a majority of the outstanding shares in order to amend a Nevada corporation’s articles of incorporation, unless the articles of incorporation require a greater vote to take such action. Our Articles of Incorporation do not require a greater vote to take such action. Accordingly, because the Amendments require amendments to our Articles of Incorporation, the approval of the Amendments requires the receipt of the written consent of the holders having the power to vote at least a majority of the issued and outstanding shares of Common Stock of the Company as of the Consent Record Date, which was 180,050,000 shares. As such, the approval of the holders of at least 90,025,001 shares was required.

Notice of Action By Written Consent

The Company is required to provide prompt notice of the taking of corporate action without a meeting to the stockholders of record who have not consented in writing to such action. This Information Statement is intended to provide such notice. No appraisal rights are afforded to stockholders of the Company under the laws as a result of the approval of the Amendments described herein.

CONSENTING STOCKHOLDERS CONSENT

The holders of shares of our Common Stock are entitled to vote on all matters which require stockholder vote.  As of the Consent Record Date, we had 180,050,000 shares of our Common Stock outstanding.  Four shareholders, holding 103,998,335 shares of the Company’s Common Stock (the “Consenting Stockholders”), executed and delivered to us written consents effective as of the Consent Record Date authorizing the Amendment. As of the Consent Record Date, the Consenting Stockholders had the power to vote a total of approximately 57.76% of the total issued and outstanding shares of Common Stock. The Consenting Stockholders voted all of the foregoing shares to approve the Amendment described herein.

Taking action by written consent of the Consenting Stockholders has eliminated the costs and management time that would have otherwise been necessary to hold a special meeting of stockholders and will permit the Company to effect the Amendment as early as possible in order to accomplish the purposes of the Company as hereafter described.

BACKGROUND OF AMENDMENT
GLOBAL ITS TRANSACTION; SUBSIDIARIES OF GLOBAL ITS

Global ITS Transaction

By way of background, on October 26, 2015, the Company entered into a Share Exchange Agreement (the “Exchange Agreement”) with Global ITS, Inc., a development stage Wyoming corporation (“Global”), and the shareholders of Global, pursuant to which the Company exchanged 120,000,000 of its common shares (the “Company Shares”) for 24,000,000 Global common shares held by Global’s shareholders representing 100% of Global’s outstanding shares (the “Share Exchange”).

Pursuant to the Agreement, the Company became the sole shareholder of Global, and became obligated to issue 120,000,000 shares of the Company’s common stock.  Global is focused on marketing energy efficiency (“EE”) and commercial security (“CS”) products.  Its wholly owned subsidiary, Znergy, Inc., a Florida corporation (“Znergy”), is focused on financing EE and CS projects for Global’s customers and for third party projects.

Global intends to grow organically by selling EE and CS products to municipal and state governments, universities and colleges, K-12 schools, and hospitals (the “MUSH” market).  Strained government budgets have convinced state and local governments across the United States to embrace a new form of performance-based investments in energy efficiency offered by energy services companies, or ESCOs.  An ESCO provides energy-efficiency-related and other value-added services and for which performance contracting is a core part of its energy-efficiency services business. In a performance contract, the ESCO guarantees energy or financial savings for the project, which means ESCOs only make money if the project performs as promised.  The total energy management services market – which includes ESCOs – will approach $50 billion by 2017, according to a new research report by Verify Markets.

Management believes that Znergy increases the Company’s competitive position by providing funding for EE projects in amounts ranging from $500,000 up to $50 million.

In addition, the Company will look for accretive acquisitions in the diverse and fragmented EE marketplace.

Name Change

Through the acquisition of Global, and its ownership of Znergy, the Company intends to focus on the EE and CS markets through Znergy.  The Company has no further ties to the prior management or business of the Company (prior to the

As such, the Board of Directors of the Company has determined it to be in the best interest of the Company to change the name of the Company to Znergy Inc., to better reflect the combined focuses and prior historic successes of the two companies.

The Company’s Board of Directors believes that the Amendments will help make the Company a stronger and more efficient Company.  Each of the Amendments is described more fully below.

Interest of Persons in Matters Acted Upon

None of the Company’s management will benefit directly from the Amendment described herein.

ACTION 1
AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION
TO CHANGE THE NAME OF THE COMPANY
TO ZNERGY, INC.

Background

As previously disclosed, on October 26, 2015, the Company entered into a Share Exchange Agreement (the “Agreement”) with Global ITS, Inc., a Wyoming corporation (“Global”), and the shareholders of Global, pursuant to which we exchanged 120,000,000 of our common shares (the “Company Shares”) for 24,000,000 Global common shares held by Global’s shareholders representing 100% of Global’s outstanding shares (the “Share Exchange”).  The transaction was reported in, and the Agreement was filed as an exhibit to, a Current Report filed with the SEC on October 27, 2015.

The purpose of the acquisition of Global was to permit the Company to expand into the Energy Efficiency (EE) marketplace, focusing on commercial lighting and green project financing.

Subsequently, the Company, which has previously focused on real estate development, sold its real property to The Mazzal Trust (after which the Company originally changed its name), and completed divested itself of the real estate development business.

As such, the Board of Directors of the Company has determined it to be in the best interest of the Company to change the name of the Company to Znergy, Inc., to better reflect the new focus of the business and to divest the Company of its prior business history.

Effective Time

The amendment to change the name of the Company will become effective as of 11:59 p.m. (the “Effective Time”), on the date of filing the Certificate of Amendment with the office of the Nevada Secretary of State, which will be at least twenty (20) days following the mailing of this Information Statement to the Company’s stockholders.

After the Effective Time, we will continue to be subject to periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended.

INFORMATION ABOUT THE COMPANY

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

The following table provides the names and addresses of each person known to the Company to own more than 5% of the outstanding common stock as of the Record Date, and by the Officers and Directors, individually and as a group. Except as otherwise indicated, all shares are owned directly.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership		Percent of Class*
C&M Baskin Investments, LLC PO Box 329, Livingston, TX 77351	16,348,335		9.08%

B2 Opportunity Fund, LLC 606 South Ninth Street Las Vegas, NV 89101	12,500,000		6.94%

Lone Cypress, LLC 6102 S. MacDill Avenue Tampa, FL 33611	65,150,000		36.18%

Christopher J. Floyd, President and Chairman	75,150,000	(1)	41.74%

Officers and Directors as a Group (1 Person)	75,150,000	(1)	41.74%

*The percent of class is based on 180,050,000 shares of common stock issued and outstanding as of April 14, 2016.

(1)
Includes 10,000,000 shares of common stock owned directly by Mr. Floyd, and 65,150,000 shares of common stock owned by Lone Cypress, an entity of which Mr. Floyd is an officer, and of which Mr. Floyd exercises voting and dispositive control. Mr. Floyd disclaims beneficial ownership of the shares owned of record by Lone Cypress.

The shareholders listed in the table above are the four Consenting Shareholders, who together owned approximately 57.76% of the total outstanding common stock of the Company as of the Consent Record Date.

By Order of the Board of Directors,

/s/ Christopher J. Floyd
Christopher J. Floyd

Tampa, Florida
May 31, 2016

CERTIFICATE PURSUANT TO NRS 78.385 OF AMENDMENT OF

ARTICLES OF INCORPORATION

MAZZAL HOLDING CORP.

I, the undersigned, Christopher J. Floyd, President and CEO of Mazzal Holding Corp. do hereby certify:

The amendment set forth below to the Company’s Articles of Incorporation was duly adopted in accordance with the provisions of the Nevada Revised Statutes section 78.315 by unanimous written consent of the Board of Directors of Mazzal Holding Corp. on the 13th of May, 2016, and in accordance with the provisions of the Nevada Revised Statutes section 78.320 by written consent of the holders of a majority of the voting power of Mazzal Holding Corp. on the 13th day of May, 2016, and shall be effective upon filing.

1. The Corporation’s Articles of Incorporation are hereby amended by deleting Article I thereof in its entirety and replacing it with the following:

ARTICLE I

NAME

The name of this Corporation (the “Corporation”) shall be:

Znergy, Inc.

In witness whereof, Mazzal Holding Corp., has caused this Certificate to be signed and attested by its duly authorized officers, this 21st day of June, 2016.

By:

/s/ Christopher J. Floyd
Christopher J. Floyd
President, CEO